SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2003

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108

(Address of principal executive offices)

Registrant’s telephone number, including area code:     (651) 523-6900

Not Applicable

(Former name or former address, if changed since last report)

Item 5.            Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Endocardial Solutions, Inc.’s announcement regarding the release of the next version of its EnSite NavX™ intracardiac non-fluoroscopic navigation system, as presented in a press release of October 7, 2003.

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press release, dated October 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:               October 7, 2003

ENDOCARDIAL SOLUTIONS, INC.

By:	/s/ J. Robert Paulson
J. Robert Paulson
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 7, 2003